ACCOUNTS RECEIVABLE, NET	12 Months Ended
May 31, 2025
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 － ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of May 31,
	2025	2024
	$’000	$’000

Accounts receivable – third parties	1,941	2,003
Less: allowance for expected credit loss	(317)	(317)

Accounts receivable, net	1,624	1,686

Movements in the allowance for expected credit loss are as follows:

	As of May 31,
	2025	2024
	$’000	$’000

Opening balance	317	110
Additions	133	246
Reversal	(148)	(39)
Effect of exchange rate	15	-

Closing balance	317	317

For the financial years ended May 31, 2025 and 2024, the Company has made the allowance for expected credit loss and charged to the consolidated statements of operations. The Company has not experienced any significant bad debt write-offs of accounts receivable in the past.

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and the allowance for expected credit loss, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

As of May 31, 2025 and 2024, there are outstanding amounts of approximately $0.3 million which are at least 90 days past due.